11903-00011/846388.1
     Registration  Rights  Agreement
                                                                   Exhibit 10.32

                                                             Dated July 16, 2001

                                                                      EXHIBIT  B
                                                                      ----------

                       REGISTRATION  RIGHTS  AGREEMENT
                       -------------------------------

     This  Registration  Rights Agreement (this "Agreement") is made and entered
                                                 ---------
into as of March 8, 2001, among Pen Interconnect, Inc., a Utah corporation (the "Company"), and the investors signatory hereto (each such investor is a
 -------
"Purchaser"  and  all  such  investors  are,  collectively,  the  "Purchasers").
 ---------                                                         ----------

     This  Agreement  is  made  pursuant  to  the  Secured Convertible Debenture
Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").
                   -------------------

     The  Company  and  the  Purchasers  hereby  agree  as  follows:

     1.     Definitions
            -----------

     Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate"  means,  with  respect  to  any  Person,  any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                        -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                      ----------     -----------       ----------
correlative  to  the  foregoing.

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a legal holiday or a day on which banking institutions in the State of New York or the Commonwealth of Pennsylvania generally are authorized or required by law or other government actions to close.

     "Closing  Date" shall have the meaning set forth in the Purchase Agreement.
      -------------

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Common  Stock" means the Company's common stock, $0.001 par value, or such
      -------------
securities  in  to  which  that  such  stock  shall  hereafter  be reclassified.

     "Debentures"  means  the Convertible Debentures issued to the Purchasers in
      ----------
accordance  with  the  Purchase  Agreement.

11903-00011/846388.1

     Registration  Rights  Agreement
     "Effectiveness  Date"  means  with  respect  to  the  initial  Registration
      -------------------
Statement  required  to  be filed hereunder, the 120th day following the Closing
      -
Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the ninetieth (90th) day following the date that notice of the requirement to file such additional Registration Statement is provided.

     "Effectiveness  Period"  shall  have the meaning set forth in Section 2(a).
      ---------------------

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Filing  Date"  means  the  60th  day  following  the Closing Date and with
      ------------
respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date that notice of the requirement to be file such additional Registration Statement is provided.

"Holder" or "Holders" means the holder or holders, as the case may be, from time
 ------      -------
to  time  of  Registrable  Securities.

     "Indemnified  Party"  shall  have  the  meaning  set forth in Section 5(c).
      ------------------

     "Indemnifying  Party"  shall  have  the  meaning set forth in Section 5(c).
      -------------------

     "Losses"  shall  have  the  meaning  set  forth  in  Section  5(a).
      ------

     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding"  means  an  action,  claim,  suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceed-ing, such as a deposition), whether commenced or threatened.

     "Prospectus"  means  the  prospectus included in the Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable  Securities"  means  the  shares of Common Stock issuable upon
      -----------------------
conversion  in  full  of  the  Debentures  and exercise in full of the Warrants.

     "Registration  Statement"  means  the  registration  statement  and  any
      -----------------------
additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule  144"  means  Rule  144 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule  415"  means  Rule  415 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule  424"  means  Rule  424 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     Securities Act" means the Securities Act of 1933, as amended, and the rules
 --------------
and regulations  promulgated  thereunder.

     "Special  Counsel"  means one special counsel to the Holders, for which the
      ----------------
Holders  will  be  reimbursed  by  the  Company  pursuant  to  Section  4.


     2.     Shelf  Registration
            -------------------

     (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A. The Company shall use
                                                -------
its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period"). In addition, if the registration is not filed on time
           -----------
or effective within one hundred twenty (120) days of the closing, the company shall pay 1% for the first month and 2% per month, of the debenture amounts, thereafter in penalties until such default is cured.

     (b) The initial Registration Statement to be filed hereunder shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (i) 200% of the number of shares of Common Stock issuable upon conversion in full of the principal amount of Debentures issued on the Closing Date, assuming no interest is paid thereon in cash and that such Debentures remain outstanding for one year and that such conversion occurred at a price equal to the lessor of (a) 70% of the average of the three closing bid prices prior to the closing date (the initial price) and (b) 70% of the average of the lowest three inter-day prices (which need not occur on consecutive
Trading Days) during the thirty Trading Days immediately preceding the Conversion Date and (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants.

     (c) If (a) a Registration Statement is not filed on or prior to its Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by
Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (c) a Registration Statement filed hereunder is not declared effective by the Commission on or prior to its Effectiveness Date, or (d) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period without being succeeded within ten Business Days by an amendment to such Registration
Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (e) the Common Stock shall not be quoted on the OTC Bulletin Board or shall be delisted or suspended from trading on the New York Stock Exchange, American Stock Exchange, the Nasdaq National Market or the Nasdaq Smallcap Market (each, a "Subsequent Market") for more than three Trading
                                 -----------------
Days (which need not be consecutive Trading Days), or (f) the conversion rights of the Holders pursuant to the Debentures are suspended for any reason, or (g) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Business Days of the Commission's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event,"
                                                                         -----
and for purposes of clauses (a), (c), (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five day period is exceeded, or for purposes of clauses (d) and (g) the date which such ten Business Day-period is exceeded, or for purposes of clause (e) the date on which such three Trading Day-period is exceeded, being referred to as "Event Date"),
                                                                   ----------
then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the purchase price paid by such Holder pursuant to the Purchase Agreement, or at the Holder's option, in shares of Common Stock. If the Holder elects to receive such liquidated damages in shares of Common Stock, then the number of shares issuable to such Holder shall be determined based upon a price which is equal to the average of the three lowest inter-day trading prices (as reported by Bloomberg Information Services) during the ten Trading Days immediately preceding the Event Date or the monthly anniversary thereof. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

     3.     Registration  Procedures
            ------------------------

     In connection with the Company's registration obliga-tions hereunder, the Company shall:

          (a) Not less than five Business Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel-, and (ii) cause its officers and directors, counsel and independent certified pub-lic accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object, provided, the Company is notified of such objection no later than 3 Business Days after the Holders have been so furnished copies of such documents.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration State-ment and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Pro-spectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securi-ties Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposi-tion by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) File additional Registration Statements if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in all their existing Registration Statements hereunder which additional Registration Statement shall cover 120% or more of the number of unregistered Registrable Securities.

          (d) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Regis-tration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Pro-spectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that pur-pose; (iv) if at any time any of the representations and war-ranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspen-sion of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Pro-spectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a mate-rial fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospec-tuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in con-nection with the offering and sale of the Registrable Securi-ties covered by such Prospectus and any amendment or supplement thereto.

          (f) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such reg-istration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the
                                                              --------
Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive leg-ends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (h) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supple-ment or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospec-tus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a mate-rial fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (i) Comply with all applicable rules and regulations of the Commission.

     4.     Registration  Expenses.   All  fees  and  expenses  incident  to the
            ----------------------
perfor-mance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Reg-istrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registra-tion and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifica-tions or exemptions of the Registrable Securities and determination of the eligibility of the Regis-trable Securities for investment under the laws of such jurisdictions as requested by the Holders)), (ii) printing expenses (including, without limita-tion, expenses of printing certificates for Registrable Securi-ties and of printing prospectuses requested by the Holders),
(iii) messenger, tele-phone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.
     5.     Indemnification(a)  Indemnification  by  the  Company.  The  Company
            ---------------     ---------------------------------
shall,  notwithstanding  any  termination  of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investm-ent advisors and employees of each of them, each Person who con-trols any such Holder (within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) and the offi-cers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, with-out limitation, costs of preparation and attor-neys' fees) and expenses (collectively, "Losses"), as incurred, arising
                                                  ------
out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospec-tus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not mis-leading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writ-ing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's pro-posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospec-tus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     (b)     Indemnification  by  Holders.  Each Holder shall, severally and not
             ----------------------------
jointly, indemnify and hold harmless the Com-pany, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a mate-rial fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writ-ing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's pro-posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospec-tus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the lia-bility of any selling Holder hereun-der be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c)     Conduct  of Indemnification Proceedings. If any Proceeding shall be
             ---------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person
     --------------
from  whom  indemnity  is  sought (the "Indemnifying Party") in writing, and the
                                        ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determi-nation is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indem-nified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indem-nifying Party (in which case, if such Indemnified Party noti-fies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (in-cluding reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indem-nifying Party (regard-less of whether it is ultimately deter-mined that an Indemnified Party is not entitled to indemnifica-tion hereunder; provided, that the Indemnifying Party
                                           --------
may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d)     Contribution.  If a claim for indemnification under Section 5(a) or
             ------------
5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indem-nified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in ques-tion, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information sup-plied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limita-tions set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                                       ---  ----
allocation or by any other method of allo-cation that does not take into account the equitable considera-tions referred to in the immediately preceding para-graph. Not-withstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Pro-ceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.     Miscellaneous
            -------------

     (a)     Amendments  and  Waivers.  The  provisions  of  this  Agreement,
             ------------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the fore-going, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the
                                                     --------  -------
provisions of this sen-tence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (b)     No  Inconsistent  Agreements.  Neither  the  Company nor any of its
             ----------------------------
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b)
                                                                   -------------
hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

     (c)     No  Piggyback  on  Registrations.  Except  as  and  to  the  extent
             --------------------------------
specified  in  Schedule 6(b) hereto, neither the Company nor any of its security
               -------------
holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

     (d)     Compliance.  Each  Holder  covenants and agrees that it will comply
             ----------
with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (e)     Discontinued Disposition.  Each Holder agrees by its acquisition of
             ------------------------
such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discon-tinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(h), or until it is advised in writing (the "Advice") by the Company that the use of
                                         ------
the applicable Pro-spectus may be resumed, and, in either case, has received cop-ies of any additional or supplemental filings that are incorpo-rated or deemed to be incorporated by reference in such Pro-spectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     (f)     Piggy-Back  Registrations.  If at any time during the Effectiveness
             -------------------------
Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

     (g)     Notices.  Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

             If  to  the  Company:     Pen  Interconnect,  Inc.
                                       2961  W.  MacArthur  Blvd.,  Suite  121
                                       Santa  Ana,  CA  92704
                                       Facsimile  No.:  714/  436-9728
                                       Attn:  Steve  Fryer

             With  copies  to:         [                            ]
                                       [                            ]
                                       [                            ]
                                       Facsimile  No [                        ]
                                       Attn:  [                            ]

        If  to  a Purchaser:           To the address set forth under such
                                       Purchaser's name on the  signature
                                       pages  hereto.

        If  to  any  other  Person  who  is  then  the  registered  Holder:

                                       To  the  address of such Holder as it
                                       appears in the stock transfer books
                                       of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     (h)     Successors  and Assigns.  This Agreement shall inure to the benefit
             -----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     (i)     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (j)     Governing  Law.  All  questions  concerning  the  construction,
             --------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     (k)     Cumulative  Remedies.  The  remedies provided herein are cumulative
             --------------------
and  not  exclusive  of  any  remedies  provided  by  law.

     (l)     Severability.  If  any  term, provision, covenant or restriction of
             ------------
this Agree-ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric-tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, cove-nants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (m)     Headings.  The  headings  in  this Agreement are for convenience of
             --------
reference  only  and  shall  not  limit or other-wise affect the meaning hereof.

     (n)     Independent  Nature  of  Purchasers'  Obligations  and Rights.  The
             -------------------------------------------------------------
obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                        SIGNATURE  PAGES  TO  FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                          PEN  INTERCONNECT.  INC.



                       By:   /s/  Steve  Fryer
                                 ------------
                       Name:  Steve  Fryer
                       Title:  CEO






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE  PAGES  OF  PURCHASER  TO  FOLLOW]

                         REGISTRATION  RIGHTS  AGREEMENT
                         INVESTORS


                         ____________________
                         By:


                         By:____________________________________
                         Name:
                         Title:


                         Address  for  Notice:

                         _____________________
                         _____________________
                         _____________________
                         Attn:  ________________
                          Facsimile  No.:


                         With  copies  to:
                         _____________________
                         _____________________
                         _____________________
                         Facsimile  No.:
                         Attn:

                         ______________________
                         By:


                         By:___________________________________
                              Name:
                              Title:


                         Address  for  Notice:

                         ____________________
                         ____________________
                         ____________________
                         Attn:  ________________
                         Facsimile  No.:  (516)  739-7115


                         With  copies  to:
                         ______________________
                         ______________________
                         ______________________
                         Facsimile  No.:
                         Attn:

                         ______________________
                         By:


                         By:_____________________________________
                         Name:
                         Title:


                         Address  for  Notice:

                         ____________________
                         ____________________
                         ____________________
                         Attn:  ________________
                         Facsimile  No.:  (516)  739-7115


                         With  copies  to:
                         ______________________
                         ______________________
                         ______________________
                         Facsimile  No.:
                         Attn:

                                                                       Annex  A


                              PLAN OF DISTRIBUTION
                              --------------------

      The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-     privately  negotiated  transactions;

-     short  sales;

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-     a  combination  of  any  such  methods  of  sale;  and

-     any  other  method  permitted  pursuant  to  applicable  law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Stockholders have advised the Company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares other than ordinary course brokerage arrangements, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of shares by the Selling Stockholders.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.